Exhibit 28 (g) (4) under Form N-1A
Exhibit 10 under Item 601/Reg. S-K

CUSTODY AGREEMENT

AGREEMENT, dated as of June 7, 2005 between the registered investment companies, on behalf of each Series of such registered investment companies, if any, listed on Schedule I to this Agreement, as it may be amended from time to time (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 (“Custodian” or “Bank”).

WITNESSETH:

that for and in consideration of the mutual promises hereinafter set forth the Funds and Custodian agree as follows:

ARTICLE I
DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1. “Authorized Person” shall be any person, whether or not an officer or employee of the Fund, duly authorized by the Fund's board to execute any Certificate or to give any Oral Instruction with respect to one or more Accounts, such persons to be designated in a “Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

2. “BNY Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

3. “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4. “Business Day” shall mean any day on which Custodian and relevant Depositories are open for business.

5. “Certificate” shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of a Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

6. “Composite Currency Unit” shall mean the Euro or any other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

7. “Depository” shall include (a) the Book-Entry System, (b) the Depository Trust Company, { c) any other clearing agency or securities depository registered with the Securities and Exchange Commission identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

8. “Foreign Depository” shall mean (a) Euroclear, (b) Clearstream Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended, identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

9. “Instructions” shall mean communications transmitted by electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, or dedicated transmission lines.

10. “Oral Instructions” shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

11. “Series” shall mean a “series company” as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940.

12. “Securities” shall include, without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or by a Subcustodian).

13. “Subcustodian” shall mean a bank (including any branch thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

14.  See Second Amendment, dated 9/5/08

ARTICLE II
 APPOINTMENT OF CUSTODIAN; ACCOUNTS;
REPRESENTATIONS, WARRANTIES, AND COVENANTS

1.           (a)           The Fund hereby appoints Custodian as Custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts for each Fund in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Fund from the assets of any other Fund. Such accounts (each, an “Account”; collectively, the “Accounts”) shall be in the name of each Fund.

(b)           Custodian may from time to time establish on its books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a “Special Account”), and Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

(c)           Custodian may from time to time establish pursuant to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate or Instruction such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as a Fund may specify in a Certificate or Instructions.

2.           Each Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by a Fund, that:

(a)           It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

(b)           This Agreement has been duly authorized by resolution of the Funds' boards, executed and delivered by each Fund, constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, and there is no statute, regulation, role, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

(c)           It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

(d)           It will not use the services provided by Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

(e)           Its foreign custody manager, if the foreign custody manager is not the Custodian, as defined in Rule 17f-5 under the Investment Company Act of 1940, as amended (the “'40 Act”), has determined that use of each Subcustodian (including any Replacement Custodian) which Custodian is authorized to utilize in accordance with Section 1 (a) of Article ill hereof satisfies the applicable requirements of the '40 Act and Rule 17f-5 thereunder;

(f)           It is fully informed of the protections and risks associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to Custodian, shall, and shall cause each Authorized Person, to safeguard and treat with reasonable care any user and authorization codes, passwords and/or authentication keys, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by it, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

(g)           It shall manage its borrowings, including, without limitation any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total borrowings for each Fund does not exceed the amount such Fund is permitted to borrow under the '40 Act;

(h)           Its transmission or giving of, and Custodian acting upon and in reliance on Certificates, Instructions, or Oral Instructions pursuant to this Agreement shall at all times comply with the '40 Act; and

(i)           It has the right to grant the security interest and security entitlement to Custodian contained in Section 1 of Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority;

(j)            Each Fund or its investment adviser has considered the custody risks of maintaining assets with each Foreign Depository with which it maintains its assets.

(k)           Each Fund shall cause procedures to be maintained on the manner in which Instructions pursuant to which cash is distributed shall be given to Custodian.

3.           The Fund hereby covenants that it shall from time to time complete and execute and deliver to Custodian upon Custodian's request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U .

4.           The Bank hereby represents and warrants, which representations and warranties shall be continuing that:

(a)           It is a bank having the qualifications prescribed in paragraph (1) of section 26(a) of the '40 Act;

(b)           It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

(c)           It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted.

(d)           In connection with the Funds' obligations under Rule 38a-l of the 1940 Act the Bank agrees as follows:

(1)           the Bank agrees to reasonably cooperate with the Funds and the Funds' Chief Compliance Officer in the administration of the Funds' compliance program (“Compliance Program”) as required by the Securities and Exchange Commission (“SEC”);

(2)           the Bank has implemented and maintains policies and procedw.-es reasonably designed to prevent, detect and promptly correct any violations of Federal Securities Laws with respect to services the Bank provides to the Funds (“Compliance Procedures”);

(3)           the Bank Will provide summaries of any Compliance Procedures that may affect in any material respect, the services provided hereunder by the Bank to the Funds;

(4)           the Bank periodically reviews the adequacy of such Compliance Procedures and the effectiveness of their implementation and upon the request of a Fund, Will provide the then current interval between such reviews;

(5)           in the event that an officer or employee of the Bank administering this Agreement has actual knowledge of the occurrence of a “Material Compliance Matter” (as defined in Rule 38a-l(e)(2)) which the Bank reasonably believes is related to or Will affect the Fund, the Bank will, if permitted by law and the Bank's regulators, notify the Fund of such occurrence;

(6)           except where prohibited bylaw, regulation or rule or as may be directed or instructed by the Bank's regulators, the Bank agrees to notify the Funds following quarter-end of any inspections by, or other inquiries received from, the SEC or any other regulatory or law enforcement agency after the date of this certification, which relate to the services provided by the Bank to the Funds hereunder. For the avoidance of doubt, such notification obligation shall be satisfied if the notice is contained in any publicly available regulatory filing.

(d)           The Bank will maintain throughout the term of this Agreement, such contingency plans as it reasonably believes to be necessary and appropriate to recover its operations from the occurrence of a disaster and which are consistent with any statue or regulation to which it is subject that imposes business resumption and contingency planning standards. The Bank agrees to provide the Funds With a summary of its contingency plan as it relates to the systems used to provide the services hereunder and to provide the Funds with periodic updates of such summary upon the Funds' reasonable request.

ARTICLE llI
CUSTODY AND RELATED SERVICES

1.           (a)           Subject to the terms hereof, each Fund hereby authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize, subject to subsection (c) of this Section I, Depositories, Subcustodians, and, subject to subsection (d) of this Section 1, Foreign Depositories, to the extent possible in connection With its performance hereunder. Securities and cash held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity .Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular Subcustodian agreement, Securities deposited with a Subcustodian, a Depositary or a Foreign Depository Will beheld in a commingled account, in the name of Custodian, holding only Securities held by Custodian as Custodian for its customers.

Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Custodian shall, directly or indirectly, through Subcustodians, Depositories, or Foreign Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the “Replacement Subcustodian”). In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund's foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the' 40 Act and Rule 17f-5 thereunder.

(b)           Unless Custodian has received a Certificate or Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of a Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

(c)           With respect to each Depository, Custodian (i) shall exercise due care in accordance with reasonable commercial standards in discharging its duties as a securities intermediary to obtain and thereafter maintain Securities or financial assets deposited or held in such Depository, and (ii) will provide, promptly upon request by a Fund, such reports as are available concerning the internal accounting controls and financial strength of Custodian.

(d)           With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian, and shall not include any evaluation of Country Risks. As used herein the term “Country Risks” shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

2.           Custodian shall furnish the Fund with an advice of daily transactions (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

3.           With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

(a)           Receive all income and other payments and advise the Fund as promptly as practicable of any such amounts due but not paid;

(b)           Present for payment and receive the amount paid upon all Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

(c)           Forward to the Fund copies of all information or documents that it may actually receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

(d)           Execute, as Custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax. laws now or hereafter in effect in connection with the collection of bond and note coupons;

(e)           Hold directly or through a Depository, a Foreign Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

(f)           Endorse for collection checks, drafts or other negotiable instruments.

(1)           Custodian shall notify the Fund of rights or discretionary actionswith respect to Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund.

(2)           Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund's Certificate or Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may specify to the Fund). Absent Custodian's timely receipt of such Certificate or Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

4.           All voting rights with respect to Securities, however registered, shall be exercised by the Fund or its designee. For Securities issued in the United States, Custodian's only duty shall be to mail to the Fund ally documents (including proxy statements, annual reports and signed proxies) actually received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country which such securities are issued. Notwithstanding the foregoing, the Custodian's only duty shall be to provide the Funds with access to a provider of global proxy services at the Fund's request and to coordinate the provision of services between each Fund and the global proxy service provider. The Fund shall be responsible for all costs associated with its use of such services.

5.           Custodian shall promptly advise the Fund upon Custodian's actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

6.           Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing. ,

7.           The Fund shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto (“Taxes”), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security .In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund of the additional amount of cash (in the appropriate currency) required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty .In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

8.           (a)           For the purpose of settling Securities and foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, “sufficient immediately available funds” shall mean either (i) sufficient cash denominated in U .S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

(b)           Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish roles or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

9.           Until such time as Custodian receives a certificate to the contrary with respect to a particular Security, Custodian may release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder.

ARTICLE IV
PURCHASE AND SALE OF SECURITIES;
CREDITS TO ACCOUNT

1.           Promptly after each purchase or sale of Securities by the Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian,

2.           Custodian shall release and deliver securities owned by a Fund which are held by the Custodian or in a Depository account of the Custodian only upon receipt of Instructions, which may be continuing instructions when deemed appropriate by the parties. Unless an Instruction states to the contrary, Custodian shall only release and deliver securities from the account of a Fund upon receipt of payment thereof, In the case of a sale through a Depository, the Custodian shall transfer securities sold for the account of a Fund upon (i) receipt of advice from the Depository that payment for such securities has been transferred to the account of the Custodian at the Depository, and {ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

3.           Upon receipt of Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall payout moneys of a Fund upon the purchase of securities for the account of the Fund against the delivery of such securities to the Custodian. In the case of a purchase effected through a Depository the Custodian shall pay for securities purchased for the account of each Fund upon (i) receipt of advice from the Depository that such securities have been transferred to the account of the Custodian at the Depository, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund.

4.           Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be “final” until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

ARTICLE V
OVERDRAFTS OR INDEBTEDNESS

1.           See Second Amendment, dated 9/5/08.  ~~If Custodian should in its sole discretion advance funds on behalf of any Fund which results in an overdraft {this shall specifically not include any day-light overdraft) because the money held by Custodian in an Account for such Fund shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Fund, as set forth ill a Certificate, Instructions or Oral Instructions, or if an overdraft arises in the separate account of a Fund for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if the Fund is for any other reason indebted to Custodian with respect to a Fund due to a borrowing from a Fund from the Custodian, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Fund payable on demand and shall bear interest from the date incurred at a rate per annum as disclosed on the Fee Schedule between the Funds and Custodian, as such Fee Exhibit may be amended from time to time.~~ In addition, the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest, and security entitlement in and to any property, including, without limitation, any investment property or any financial asset, of such Fund at any time held by Custodian for the benefit of such Fund or in which such Fund may have an interest (which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf. The Fund authorizes Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Fund's credit on Custodian's books. Notwithstanding, anything in this Agreement to the contrary, provided that Custodian and a Fund are parties to a Custodial Undertaking in Connection with Master Repurchase Agreement or a Subcustodial Undertaking in Connection with Master Repurchase Agreement (collectively the “Custodial Undertakings”), Custodian agrees that any securities held by Custodian in connection with a repurchase agreement entered into by such Fund and subject to the Custodial Undertakings shall not be subject to any security interest, lien or right of setoff by Custodian or any third pep claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in, any such securities.

2.           If the Fund borrows money from any bank (including Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Fund to which such borrowing relates; (b) the name of the bank, (c) the amount of the borrowing, (d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the '40 Act and the Fund's prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be returned directly to Custodian, and Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Fund, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by Custodian, Custodian shall not be under any obligation to deliver any Securities.

ARTICLE VI
SALE AND REDEMPTION OF SHARES

1.           Whenever the Fund shall sell any shares issued by the Fund (“Shares”) it shall deliver to Custodian a Certificate or, Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for such Fund.

2.           Upon receipt of such money, Custodian shall credit such money to an Account in the name of the Fund for which such money was received.

3.           Except as provided hereinafter, whenever the Fund desires Custodian to make payment out of the money held by Custodian hereunder in connection with a redemption of any Shares, it shall furnish to Custodian a Certificate or Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total amount to the transfer agent specified in such Certificate or Instructions out of the money held in an Account of the appropriate Fund.

4.           Notwithstanding the above provisions regarding the redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, Custodian, unless otherwise instructed by a Certificate or Instructions, shall, upon presentment of such check;, charge the amount thereof against the money held in the Account of the Fund of the Shares being redeemed, provided, that if the Fund or its agent timely advises Custodian that such check is not to be honored, Custodian shall return such check unpaid.

ARTICLE VII
PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

1.           Whenever the Fund shall determine to pay a dividend or distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Fund specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

2.           Upon the payment date specified in such Instructions or Certificate, Custodian shall payout of the money held for the account of such Fund the total amount payable to the dividend agent of the Fund specified therein.

ARTICLE VIII
CONCERNING CUSTODIAN

1.           (a)           The Custodian shall be held to a standard of reasonable care in carrying out the provisions of this Agreement; provided, however, that the Custodian shall be held to different standard of care of imposed by any other provision of this Agreement or imposed upon Custodian by any applicable law or regulation, which by its terms cannot be contractually modified or waived. Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, “Losses”), incurred by or asserted against the Fund, except those Losses arising out of Custodian's own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories or of any Foreign Depositories, except in each case to the extent such action or inaction is a direct result of the Custodian' s failure to fulfill its duties hereunder. With respect to any Losses incurred by the Fund as a result of the acts or any failures to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian's sole responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodian ( exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall Custodian or any Subcustodian be liable: (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Instructions without reviewing the same; (iii) for conclusively presuming that all Instructions are given only by person(s) duly authorized; (00 for conclusively presuming that all disbursements of cash directed by the Fund, whether by a Certificate, an Oral Instruction, or an Instruction, are in accordance with Section 2(i) of Article II hereof; (y) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (yi) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; (yii) for the insolvency of any Subcustodian (other than a BNY Affiliate), any Depository, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, any Foreign Depository; or (yiii)l for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

(b)           Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)           The Fund agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund; provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's own negligence or willful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

2.           Without limiting the generality of the foregoing, Custodian sep be under no obligation to inquire into, and shall not be liable for:

(a)           Any Losses incurred by the Fund or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

(b)           The validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

(c)           The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor;

(d)           The legality of the declaration or payment of any dividend or distribution by the Fund;

(e)           The legality of any borrowing by the Fund;

(f)           The legality of any loan of portfolio Securities, nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

(g)           The sufficiency or value of any amounts of money and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund of Custodian's receiptor non-receipt of any such payment; or

(h)           Whether any Securities at any time delivered to, or held by it or by any Subcustodian, for the account of a Fund are such as properly may be held by the Fund under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

3.           Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice and opinion of counsel to the independent trustees of a Fund or other counsel that is mutually agreed upon by the Funds and the Custodian and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4.           Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.           Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.           The Fund shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as maybe applicable. The Fund shall reimburse Custodian for all costs associated with the conversion of the Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian, at cost, for out-of-pocket expenses which are a normal incident of the services provided hereunder.

7.           Custodian has the right to debit any cash account for any amount payable by the Fund in connection with any and all obligations of the Fund to Custodian. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right without notice to the Fund to retain or set-off, against such obligations of the Fund, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit. Any such asset of, or obligation to, the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8.           The Fund agrees to forward to Custodian a Certificate or Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund's use thereof shall be subject to the Terms and Conditions attached as Appendix J hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

9.           The books and records pertaining to the Fund which are in possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the '40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund, Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

10.           It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.           Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE IX
TERMINATION

1.           Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor Custodian or Custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor Custodian or Custodians. In the absence of such designation by the Fund, Custodian may designate a successor Custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor Custodian on that date deliver directly to the successor Custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting an fees, expenses and other accounts for the payment or reimbursement of which it shall then be entitled.

2.           If a successor Custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own Custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

ARTICLE X
MISCELLANEOUS

1.           The Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

2.           Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3.           Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it at its offices at 5800 Corporate Drive, Pittsburgh PA, J5237-7000 or at such other place as the Fund may from time to time designate in writing.

4.            Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.           In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

6.           This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

7.           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

8.           The Custodian is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of those registered investment companies which are business trusts and agrees that the obligations and liabilities assumed by a registered investment company or any Series pursuant to this Agreement, including, without limitation, any obligation or liability to indemnify the Custodian, shall be limited in any case to the relevant Fund and its assets and that the Custodian shall not seek satisfaction of any such obligation from the shareholders of the relevant Fund, from any other Fund or its shareholders or from the Trustees, Officers, employees or agents of the registered investment company or Series, or any of them. In addition, in connection with the discharge and satisfaction of any claim made by the Custodian involving more than one Fund, the Trustees or Officers of such Funds shall have the exclusive right to determine the appropriate allocations of liability for any claim between or among the Funds.

9.           The Bank hereby represents and warrants that it has implemented and shall maintain appropriate measures designed to satisfy the requirements of federal and New York law applicable to the Bank with respect to the confidentiality of the portfolio holdings and transactions of each Fund. Upon request, the Bank shall annually make available to each Fund such summaries or audit reports, including any SAS 70 report, as the Bank generally makes available to its similar customers.

IN WITNESS WHEREOF, the Funds and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

Each of the registered investment companies or series thereof listed on Schedule II to this Agreement

By:  /s/ Richard J. Thomas
Title:  Treasurer

THE BANK OF NEW YORK

By:  /s/ Edward G. McGann
Title: EDWARD G. McGANN
         MANAGING DIRECTOR

SCHEDULE I
CERTIFICATE OF AUTHORIZED PERSONS
(The Fund – Oral and Written Instructions)

The undersigned hereby certifies the he is the duly elected and acting Treasurer of the Funds, and further certifies that the following persons have been duly authorized by each Funds’ Board of Trustees/Directors to deliver Certificates and Oral Instructions to The Bank of New York (“Custodian”) pursuant to the Custody Agreement between the Funds and Custodian dated June 7, 2005, and that the signatures appearing opposite their names are true and correct:

Leslie Ciferno	Trader	/s/ Leslie Ciferno	/s/ LC
Name	Title	Signature	Initials

Adam Cohen	Assistant Trader	/s/ Adam Cohen	/s/ ASC
Name	Title	Signature	Initials
AVP, Trading
Karol Crummie	Operations Manager	/s/ Karol Crummie	/s/ KC
Name	Title	Signature	Initials

Timothy Gannon	Senior Trader	/s/ Timothy Gannon	/s/ TG
Name	Title	Signature	Initials

Tracey Lusk	AVP, Senior Trader	/s/ Tracey L. Lusk	/s/ TLL
Name	Title	Signature	Initials

Karl Mocharko	AVP, Senior Trader	/s/ Karl Mocharko	/s/ KM
Name	Title	Signature	Initials

Joseph Mycka	Senior Trader	/s/ Joseph Mycka	/s/ JM
Name	Title	Signature	Initials

Jeffrey Petro	VP, Senior Trader	/s/ Jeffrey Petro	/s/ JP
Name	Title	Signature	Initials

Charles Stafford	Trader	/s/ Charles Stafford	/s/ CS
Name	Title	Signature	Initials

Richard Tito	SVP, Head Trader	/s/ Richard Tito	/s/ RT
Name	Title	Signature	Initials
VP Fixed Income
Timothy Trebilcock	Trader	/s/ Timothy Trebilcock	/s/ TT
Name	Title	Signature	Initials

Patrick Benacci	Asst. Trader	/s/ Patrick Benacci	/s/ PDB
Name	Title	Signature	Initials

James Grant	AVP, Senior Trader	/s/ James Grant	/s/ JG
Name	Title	Signature	Initials

Rae Ann Rice	Sr. Trader, AVP	/s/ Rae Ann Rice	/s/ RAR
Name	Title	Signature	Initials

George Wright	Sr. Trader, AVP	/s/ George B. Wright	/s/ GBW
Name	Title	Signature	Initials
Trade Support
Marjorie Beatty	Associate	/s/ Marjorie L. Beatty	/s/ MB
Name	Title	Signature	Initials
Trade Support
Lynn C. Till	Associate	/s/ Lynn C. Till	/s/ LCT
Name	Title	Signature	Initials
Trade Support
Joseph Varrati	Associate	/s/ Joseph Varrati	/s/ JV
Name	Title	Signature	Initials

Jonathan C. Conley	Senior Vice President	/s/ Jonathan C. Conley	/s/ JCC
Name	Title	Signature	Initials

Deborah A. Cunningham	Sr. Portfolio Manager	/s/ Deborah Cunningham	/s/ DAC
Name	Title	Signature	Initials

Susan R. Hill	Portfolio Manager	/s/ Susan R. Hill	/s/ SRH
Name	Title	Signature	Initials
Portfolio Manager/
William R. Jamison	Analyst	/s/ William R. Jamison	/s/ WRJ
Name	Title	Signature	Initials

Joseph M. Natoli	Portfolio Manager	/s/ Joseph M. Natoli	/s/ JMN
Name	Title	Signature	Initials
CIO, SVP,
Mary Jo Ochson	Portfolio Manager	/s/ Mary Jo Ochson	/s/ MJO
Name	Title	Signature	Initials

Michael Sirianni	VP	/s/ Michael Sirianni	/s/ MS
Name	Title	Signature	Initials

Paige Wilhelm	Portfolio Manager	/s/ Paige Wilhelm	/s/ PMW
Name	Title	Signature	Initials

The following individuals shall be authorized to provide the Custodian with Certificates and Instructions solely with regard to the payment of any expenses or liability incurred by a Fund, including, but not limited to the following payments for the account of the Fund:  interest, taxes; management, accounting, transfer agent and legal fees; and operating expenses of the Fund, whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses.

Fund Tax Manager
Diane C. Allsworth	AVP	/s/ Diane C. Allsworth	/s/ DCA
Name	Title	Signature	Initials

Kristin M. Altschaffl	Fund Treasury Manager	/s/ Kristin M. Altschaffl	/s/ KMA
Name	Title	Signature	Initials

Keith A. Antle	Tax Director	/s/ Keith A. Antle	/s/ KAA
Name	Title	Signature	Initials

Ronald J. Ecoff, Jr.	FFO, Director	/s/ Ronald J. Ecoff, Jr.	/s/ RJE
Name	Title	Signature	Initials

Allison Gerber	Fund Treasury Manager	/s/ Allison Gerber	/s/ AG
Name	Title	Signature	Initials

Charles W. McHugh	Fund Treasury Manager	/s/ Charles W. McHugh	/s/ CM
Name	Title	Signature	Initials
Fund Treasury
Deborah M. Molini	Director/VP	/s/ Deborah M. Molini	/s/ DMM
Name	Title	Signature	Initials

Richard N. Paddock	Vice President	/s/ Richard N. Paddock	/s/ RP
Name	Title	Signature	Initials
Fund Treasury
Beverly L. Pirker	Manager/AVP	/s/ Beverly L. Pirker	/s/ BLP
Name	Title	Signature	Initials
Fund Treasury
Gretchen M. Shoup	Manager/AVP	/s/ Gretchen M. Shoup	/s/ GMS
Name	Title	Signature	Initials
Fund Tax
Sean A. Suchko	Manager/AVP	/s/ Sean A. Suchko	/s/ SS
Name	Title	Signature	Initials

Richard J. Thomas	Fund Treasurer/SVP	/s/ Richard J. Thomas	/s/ RJT
Name	Title	Signature	Initials
Fund Treasury
Tatiana M. Yewisiak	Manager	/s/ Tatiana M. Yewisiak	/s/ TMY
Name	Title	Signature	Initials

This certificate supersedes any certificate of Authorized Person you may currently have on file.

[seal]                                                                By:  /s/ Richard J. Thomas
Title:  Treasurer
Date:  June 7, 2005

See Amendment dated 11/8/07

SCHEDULE II

Federated Capital Reserves Fund a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund a portfolio of Money Market Obligations Trust

Federated Municipal Trust a portfolio of Money Market Obligations Trust

APPENDIX I

THE BANK OF NEW YORK

ON-LINE COMMUNICATIONS SYSTEM (THE “SYSTEM”)

TERMS AND CONDITIONS

1.           License; Use.  Upon delivery to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person of the Fund of software enabling the Fund to obtain access to the System (the “Software”), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s).  The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau.  Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software.  The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof.  The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers.  The Fund shall not take any action with respect tot the Software inconsistent with the foregoing acknowledgement, nor shall the Fund attempt to decompile, reverse engineer or modify the Software.  The Fund may not coy, sell, lease or provide, directly or indirectly, any of the Software of any portion thereof to any other person or entity without Custodian’s prior written consent.  The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software.  The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian’s request.

2.           Equipment.  The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

3.           Proprietary Information.  The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the “Information”), are the exclusive and confidential property of Custodian or its suppliers.  The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care.  Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

4.           Modifications.  Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct.  The Fund agrees not to modify or attempt to modify the Software without the Custodian’s prior written consent.  The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian’s consent, shall become the property of Custodian.

5.           NO REPRESENTATIONS OR WARRANTIES.  CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED “AS IS.”  IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

6.           Security; Reliance; Unauthorized Use.  The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions.  Custodian is hereby irrevocably authorized to act in accordance with and rely on Instructions received by it through the System.  The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

7.           System Acknowledgements.  Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and the Fund may not claim that such transmission was received by Custodian.

8.           EXPORT RESTRICTIONS.  EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW.  THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY.  IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS.  DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED.  The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

9.           ENCRYPTION.  The Fund acknowledges and agrees that encryption may not be available for every communication through the System, or for all data.  The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

JOINT TRADING ACCOUNT CUSTODY AGREEMENT

(Repurchase Transactions)

Agreement made as of June 7, 2005, between the Funds listed on Schedule I hereto (individually, a “Fund”; collectively, the “Funds”) and The Bank of New York (the “Custodian”).

WITNESSETH

WHEREAS, Custodian is presently the custodian for each Fund pursuant to a separate custody agreement between such Funds and Custodian (each, a “Custody Agreement”; collectively, the “Custody Agreements”); and

WHEREAS, the Funds are permitted to enter into repurchase transactions through joint trading accounts; and

WHEREAS, Custodian is willing to act as custodian of the assets of each Fund maintained in joint trading accounts in accordance with the Custody Agreements and this Agreement; and

WHEREAS, all capitalized terms used by not defined herein shall have the meanings given them in the Custody Agreements;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties agree as follows:

1.           The Funds hereby request Custodian to establish and maintain certain joint trading accounts (the “Joint Trading Accounts”) to be used by the Funds for the purpose of engaging in repurchase transactions.  Custodian agrees to establish and maintain the Joint Trading Accounts and hold cash transferred to the Joint Trading Account as provided herein.

2.           On each business day that Funds intend to enter into repurchase transactions through a Joint Trading Account, an Authorized Person shall on behalf of the applicable Funds deliver to Custodian a Certificate or Written Instructions disclosing each Fund’s interest in the monies transferred to each Joint Trading Account.  Upon transfer on monies from the Joint Trading Account against receipt of securities into Joint Trading Account or a similar Joint Trading Account established by a subcustodial bank pursuant to repurchase transactions (“Repo Assets”), Custodian shall confirm to each Fund the purchase of its proportionate interest in the Repo Assets, and shall identify such interest in Custodian’s books and records as belonging to such Fund by including the Funds’ Certificate or Written Instructions in the books and records of all appropriate Funds or otherwise.  The following business day Custodian shall transfer the monies received upon completion of repurchase transactions from each Joint Trading Account or from a similar Joint Trading Account established at a bank pursuant to a Subcustodial Undertaking in connection with a Master Repurchase Agreement, plus any accrued income received, to each Fund’s Account in proportion to such Fund’s interest in such repurchase transactions.

3.           If Custodian in its sole discretion advances funds, or if there shall arise for whatever reason an overdraft or other indebtedness in connection with a Joint Trading Account, such advance, overdraft or indebtedness shall be deemed a loan made by Custodian to a Fund to which such advance, overdraft or indebtedness relates, payable on demand and bearing interest pursuant to the terms of such Fund’s Custody Agreement with Custodian.  The Funds agree to furnish to Custodian promptly (and in any event by the close of business on the day of such advance, overdraft or indebtedness) with a Certificate or Written Instructions identifying each Fund to which such advance, overdraft or indebtedness relates, and the amount allocable to such Fund.  In order to secure repayment of each Fund’s indebtedness to Custodian hereunder, each Fund hereby agrees that Custodian shall have a continuing lien and security interest in and to any property at any time held by it for the benefit of the Fund either hereunder or under Such Fund’s Custody Agreement with Custodian, or in which the Fund may have an interest which is then in Custodian’s possession or control or in possession or control of any third party acting in Custodian’s behalf, including in its behalf as Custodian under the Fund’s Custody Agreement with Custodian.  Each Fund authorizes Custodian, in its sole discretion, at any time to charge any advance, overdraft or indebtedness together with interest due thereon against any balance of accounts standing to the Fund’s credit on the books of Custodian, including those books maintained by Custodian in its capacity as Custodian for the Fund under is Custody Agreement with the Fund.  Notwithstanding, anything in this Agreement to the contrary, provided that Custodian and a Fund are parties to a Custodial Undertaking in Connection with Master Repurchase Agreement (collectively, the “Custodial Undertakings”), Custodian agrees that any securities held by Custodian in connection with a repurchase agreement entered into by such Fund and subject to the Custodian Undertakings shall not be subject to any security interest, lien or right of setoff by Custodian or any third party claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in, any such securities.

3.           It is expressly understood and agreed that in performing hereunder, Custodian is relying solely upon information contained in Certificates and Written Instructions received by it from time to time, has no independent knowledge of the terms and conditions of any repurchase transactions entered by or on behalf of any Funds, and shall have no duty to inquire into any of such terms and conditions nor any valuation responsibilities (including mark-to-market) with regard to securities and monies which are the subject of repurchase transactions hereunder.  Custodian’s sole responsibility in settling transactions through the Joint Trading Account shall be to receive and deliver securities and monies in accordance with instructions contained in Certificates and Written Instructions and to comply with paragraph 2 of this Agreement.

4.           Each Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each instruction given by each Fund, that

(a)           its execution and delivery of this Agreement and its performance hereunder has been duly authorized by its Board of Directors or Board of Trustees (as the case may be) and constitutes is several, but not joint, binding obligation;

(b)           the person or persons executing this Agreement on its behalf has and have been duly and properly authorized to do so;

(c)           upon allocation of any advance, overdraft or indebtedness to its account pursuant to paragraph 2 above, its total borrowings from all sources (including Custodian) shall be in conformity with the requirements and limitations set forth in the Investment Company Act of 1940, as amended, and its Prospectus.

5.           This Agreement is supplemental to the Custody Agreement between Custodian and each Fund and the assets of each Fund shall be maintained and administered by Custodian subject to the terms and conditions of the Custody Agreement.  In the event of any conflict between the terms and conditions of this Agreement and the Custody Agreement of any Fund, the terms and conditions of this Agreement shall govern and control.

6.           This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof.  This Agreement may not be amended or modified in any manner except by a written instrument executed by each Fund and Custodian.  This Agreement may be terminated with respect to any Fund by either Custodian or such Fund upon thirty (30) days prior written notice.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

By:  /s/ Richard J. Thomas
On behalf of each Fund listed on
Schedule I hereto
Title:  Treasurer

THE BANK OF NEW YORK

By:  /s/ Edward G. McGann
Title:  Managing Director

See Amendment dated 11/8/07

SCHEDULE I

Federated Capital Reserves Fund a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund a portfolio of Money Market Obligations Trust

Federated Municipal Trust a portfolio of Money Market Obligations Trust

JOINT TRADING ACCOUNT

REPURCHASE TRANSACTION CONFIRMATION

The Bank of New York hereby confirms the purchase by each Fund identified in the attached Certificate of its proportionate share of an undivided interest in the securities transferred to the Joint Trading Account #, as such interests are set forth in the attached Certificate.

Date:

THE BANK OF NEW YORK

By:
(Authorized Signature)

 EXHIBIT C

FOREIGN CUSTODY MANAGER AGREEMENT

AGREEMENT made as of November 8, 2007 between the Funds listed on Schedule I to this Agreement (the “Funds”) and The Bank of New York (“BNY”).

W I T N E S S E T H:

WHEREAS, the Funds desire to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Funds and BNY hereby agree as follows:

ARTICLE I
DEFINITIONS
Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

1.	“Board” shall mean the board of directors or board of trustees, as the case may be, of the Funds.

2.	“Eligible Foreign Custodian” shall have the meaning provided in the Rule.

3.	“Monitoring System” shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Section 1 of Article III of this Agreement.

4.
“Responsibilities” shall mean the responsibilities delegated to BNY under the Rule as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

5.	“Rule” shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended.

6.
“Specified Country” shall mean each country listed on Schedule II attached hereto and each country, other than the United States, constituting the primary market for a security with respect to which the Funds has given settlement instructions to The Bank of New York as custodian (the “Custodian”) under its Custody Agreement with the Funds.

ARTICLE II

BNY AS A FOREIGN CUSTODY MANAGER

1. The Funds on behalf of its Board hereby delegate to BNY with respect to each Specified Country the Responsibilities.

2. BNY accepts the Board’s delegation of Responsibilities with respect to each Specified Country and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Funds’ assets would exercise.

3. BNY shall provide to the Board at such times as the Board deems reasonable and appropriate based on the circumstances of the Funds’ foreign custody arrangements written reports notifying the Board of the placement of assets of the Funds with a particular Eligible Foreign Custodian within a Specified Country and of any material change in the arrangements (including the contract governing such arrangements) with respect to assets of the Funds with any such Eligible Foreign Custodian.

ARTICLE III

RESPONSIBILITIES

1. Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian.  In connection therewith, BNY shall: (a) determine that assets of the Funds held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in paragraph (c)(1) of the Rule; (b) determine that the Funds’ foreign custody arrangements with each Eligible Foreign Custodian are governed by a written contract with the Custodian which will provide reasonable care for the Funds’ assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with an Eligible Foreign Custodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Funds as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Funds with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule and the performance of the contract governing such arrangement; and (e) advise the Funds whenever BNY determines under the Monitoring System that an arrangement (including, any material change in the contract governing such arrangement) described in preceding clause (d) no longer meets the requirements of the Rule.

2. For purposes of preceding Section 1 of this Article, BNY’s determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country.  For purposes hereof, “Country Risks” shall mean systemic risks of holding assets in a particular country including but not limited to (a) an Eligible Foreign Custodian’s use of any depositories that act as or operate a system or a transnational system for the central handling of securities or any equivalent book-entries; (b) such country’s financial infrastructure; (c) such country’s prevailing custody and settlement practices; (d) nationalization, expropriation or other governmental actions; (e) regulation of the banking or securities industry; (f) currency controls, restrictions, devaluations or fluctuations; and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

ARTICLE IV

REPRESENTATIONS

1. The Funds hereby represent that: (a) this Agreement has been duly authorized, executed and delivered by the Funds, constitutes a valid and legally binding obligation of the Funds enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Funds prohibits the Funds’ execution or performance of this Agreement; and (b) this Agreement has been approved and ratified by the Board.

2. BNY hereby represents that: (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on BNY prohibits BNY’s execution or performance of this Agreement; and (c) BNY has established the Monitoring System.

ARTICLE V

CONCERNING BNY

1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees, sustained or incurred by, or asserted against, the Funds except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof.  In no event shall BNY be liable to the Funds, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

2. The Funds shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY’s performance hereunder, provided that the Funds shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY’s failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof.

3. For its services hereunder, the Funds agree to pay to BNY such compensation and out-of-pocket expenses as provided in the Custodian Agreement entered into between BNY and the Funds.

4. BNY shall have only such duties as are expressly set forth herein.  In no event shall BNY be liable for any Country Risks associated with investments in a particular country.

ARTICLE VI
MISCELLANEOUS

1. This Agreement constitutes the entire agreement between the Funds and BNY as a foreign custody manager, and no provision in the Custody Agreement between the Funds and the Custodian shall affect the duties and obligations of BNY hereunder, nor shall any provision in this Agreement affect the duties or obligations of the Custodian under the Custody Agreement.

2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street, 10th Floor, New York, New York 10286, or at such other place as BNY may from time to time designate in writing.

3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Funds shall be sufficiently given if received by it at its offices at 5800 Corporate Drive, Pittsburgh PA, J5237-7000 or at such other place as the Funds may from time to time designate in writing.

4. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby.  This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties.  This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

5. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.  The Funds and BNY hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.  The Funds hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.  The Funds and BNY each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

6. The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Funds and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

8. This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Funds and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty (30) days after the date of such notice.

9. The Custodian is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of those registered investment companies which are business trusts and agrees that the obligations and liabilities assumed by a registered investment company or any Series pursuant to this Agreement, including, without limitation, any obligation or liability to indemnify the Custodian, shall be limited in any case to the relevant Fund and its assets and that the Custodian shall not seek satisfaction of any such obligation from the shareholders of the relevant Fund, from any other Fund or its shareholders or from the Trustees, Officers, employees or agents of the registered investment company or Series, or any of them.  In addition, in connection with the discharge and satisfaction of any claim made by the Custodian involving more than one Fund, the Trustees or Officers of such Funds shall have the exclusive right to determine the appropriate allocations of liability for any claim between or among the Funds.

IN WITNESS WHEREOF, the Funds and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

THE FUNDS LISTED ON SCHEDULE I

By:  /s/ Richard A. Novak

Title:  Treasurer

THE BANK OF NEW YORK

By:  Joseph F. Keenan

Title:  Managing Director

SCHEDULE I

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust

SCHEDULE II

Specified Countries

Australia	National Australia Bank Ltd
Austria	Bank Austria Creditanstalt A.G.
Belgium	ING Belgium SA/NV
Brazil	Citibank N.A.
Canada	Royal Bank of Canada
Czech Republic	ING Bank N.V. Prague
Denmark	Danske Bank
Egypt	Citibank, N.A.
Finland	Nordea Bank Finland plc
France	BNP Paribas Securities Services/ CACEIS Bank
Germany	BHF-BANK AG
Hong Kong	HSBC
Hungary	ING Bank (Hungary) Rt.
India	Deutsche Bank AG Mumbai/ HSBC
Indonesia	HSBC
Israel	Bank Hapoalim B.M.
Italy	Intesa Sanpaolo S.p.A.
Japan	The Bank of Tokyo-Mitsubishi UFJ Ltd/ Mizuho Corporate Bank, Ltd.
Malaysia	HSBC Bank Malaysia Berhad
Mexico	Banco Nacional de Mexico
Netherlands	ING Bank
New Zealand	National Australia Bank
Norway	DnB NOR Bank ASA
Poland	ING Bank Slaski
Portugal	Banco Comercial Portugues
Singapore	United Overseas Bank Limited/ DBS Bank Ltd.
South Africa	Standard Bank of South Africa Limited
South Korea	HSBC
Spain	Banco Bilbao Vizcaya Argentaria S.A./ Santander Investment, S.A.
Sweden	Skandinaviska Enskilda Banken
Switzerland	Credit Suisse, Zurich
Taiwan	HSBC
Turkey	Garanti Bank
United Kingdom	The Bank of New York/ Deutsche Bank AG London (Depository and Clearing Centre)

EXHIBIT D

NON-MONEY MARKET FUNDS FEE SCHEDULE

DOMESTIC CUSTODY (U.S. Securities Processing)

Safekeeping, Income Collection, Transaction Processing, Account Administration

0.25  of a basis point per annum on the average net assets of the Fund.

U.S. Security Transaction Charges (per transaction):

$4.50           DTC/FRB Book Entry Settlements
$4.00           Repurchase Agreements (each leg)
$5.00           Time Deposits
$5.00           Maturities
$20.00                      Physical Settlements, Euroclear, Options, and Futures Transactions
$5.00           Paydowns
$4.00           Wire Transfers/Checks (not related to securities settlements)
$2.00           Interfund/Account Transactions

Manual Instruction Surcharge
Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

Out-of-Pocket Expenses
In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred.  These charges would include but are not limited to:
•	Securities pricing.
•	Custom electronic interfaces and/or programming beyond normal and customary system development associated with conversion.
•
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

See Second Amendment, dated 9/5/08
Compensating Balance Arrangement

~~The Funds and The Bank of New York have entered into a compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance the next day.  Conversely, on any day the Funds maintain a positive balance, they will be allowed to overdraw the account as compensation.  In both cases, Federal Reserve requirements, currently 10%, will be assessed.  Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of 90% of the total.~~

~~Balances for the tax-exempt portfolios will be permitted an open-ended roll forward.   The taxable portfolios are closed out on a quarterly basis with no carry-over to the subsequent quarter.  At the end of each quarter, the average overdraft will be assessed a fee of 1% above the actual Federal Funds rate at the end of the period.  Any average positive balance will receive an earnings credit computed at the daily effective 90 day T-bill rate minus 0.25 bps on the last day of the period.  Earnings credits will be offset against the Funds’ safekeeping fees.~~

GLOBAL CUSTODY (Non-US Securities Processing)

Global
Safekeeping Fee		Transaction Fee
Countries	*(in basis points)1	(U.S. Dollars)2
Argentina	17.00	55
Australia	1.50	25
Austria	3.00	40
Bahrain	50.00	140
Bangladesh	50.00	145
Belgium	2.50	35
Bermuda	17.00	70
Botswana	50.00	140
Brazil	12.00	30
Bulgaria	30.00	85
Canada	1.00	10
Chile	20.00	80
China “A” Shares	15.00	80
China “B” Shares	15.00	60
Colombia	50.00	95
Costa Rica	14.00	65
Croatia	25.00	70
Cyprus	15.00	35
Czech Republic	18.00	50
Denmark	2.00	35
Ecuador	30.00	55
Egypt	30.00	85
Estonia	10.00	60
Euromarket/Euroclear3	1.00	10
Euromarket/Clearstream	1.00	10
Finland	3.50	35
France	2.00	30
Germany	1.50	25
Ghana	50.00	140
Greece	9.00	40
Hong Kong	3.00	45
Hungary	20.00	55
Iceland	11.00	35
India	13.00	105
Indonesia	11.00	80
Ireland (Equities)	3.00	33
Ireland (Gov’t Bonds)	1.00	13
Israel	20.00	40
Italy	1.50	35
Ivory Coast	50.00	140
Jamaica	50.00	60
Japan	1.75	20
Jordan	50.00	140
Kazakhstan	53.00	140
Kenya	48.00	140
Latvia	50.00	45
Lebanon	50.00	140
Lithuania	20.00	43
Luxembourg	10.00	80
Malaysia	4.50	45
Malta	20.00	63
Mauritius	25.00	100
Mexico	6.50	30
Morocco	50.00	95
Namibia	50.00	60
Netherlands	2.00	25
New Zealand	2.00	35
Nigeria	50.00	60
Norway	2.50	35
Oman	50.00	140
Pakistan	50.00	140
Peru	50.00	83
Philippines	6.00	60
Poland	15.00	63
Portugal	5.00	50
Qatar	50.00	140
Romania	30.00	80
Russia Equities	40.00	95
Singapore	3.50	45
Slovak Republic	23.00	95
Slovenia	50.00	60
South Africa	2.50	30
South Korea	6.50	45
Spain	2.50	40
Sri Lanka	13.00	70
Swaziland	50.00	60
Sweden	2.00	30
Switzerland	2.00	35
Taiwan	10.00	60
Thailand	5.00	50
Trinidad & Tobago	50.00	53
Tunisia	50.00	53
Turkey	12.50	60
Ukraine	75.00	250
United Kingdom	0.50	10
Uruguay	75.00	83
Venezuela	50.00	140
Zambia	50.00	140
Zimbabwe	50.00	140

Not In Bank/Not in Custody Assets USA4………………………$500 per line per annum

Third Party Foreign Exchange Settlements
$70 per non-USD currency movement

Minimum charges imposed by Agent Banks/Local Administrators
Brazil - 15 basis points for annual administrative charges

Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

Additional Charges
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing

1 Fee is expressed in basis points (b.p.) per annum where 1b.p. equals one hundredth of one percent (i.e. 0.01%) and is calculated based upon month-end market value, unless stated otherwise.

2 A transaction is defined as a receipt or deliver-versus-payment, a free receive or deliver, maturities, or security transaction related to corporate events.

3 Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).  NOTE: For all other markets listed above, surcharges may apply if a security is held outside of the local market.

4 This fee will be applicable for assets held on The Bank of New York Mellon’s custody or accounting systems but not held in custody within The Bank of New York Mellon’s network of subcustodian banks and agents.

EXHIBIT E

MONEY MARKET FUNDS FEE SCHEDULE

DOMESTIC CUSTODY (U.S. Securities Processing)

Safekeeping, Income Collection, Transaction Processing, Account Administration

0.25  of a basis point per annum on the average net assets of the Fund.

U.S. Security Transaction Charges (per transaction):

$4.50           DTC/FRB Book Entry Settlements
$4.00           Repurchase Agreements (each leg)
$5.00           Time Deposits
$5.00           Maturities
$20.00                      Physical Settlements, Euroclear, Options, and Futures Transactions
$5.00           Paydowns
$4.00           Wire Transfers/Checks (not related to securities settlements)
$2.00           Interfund/Account Transactions

Manual Instruction Surcharge
Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

Out-of-Pocket Expenses
In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred.  These charges would include but are not limited to:
•	Securities pricing
•	Custom electronic interfaces and/or programming beyond normal and customary system development associated with conversion.
•
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

See Second Amendment, dated 9/5/08
Compensating Balance Arrangement

~~The Funds and The Bank of New York have entered into a compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance the next day.  Conversely, on any day the Funds maintain a positive balance, they will be allowed to overdraw the account as compensation.  In both cases, Federal Reserve requirements, currently 10%, will be assessed.  Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of 90% of the total.~~

~~Balances for the tax-exempt portfolios will be permitted an open-ended roll forward.   The taxable portfolios are closed out on a quarterly basis with no carry-over to the subsequent quarter.  At the end of each quarter, the average overdraft will be assessed a fee of 1% above the actual Federal Funds rate at the end of the period.  Any average positive balance will receive an earnings credit computed at the daily effective 90 day T-bill rate minus 0.25 bps on the last day of the period.  Earnings credits will be offset against the Funds’ safekeeping fees.~~

GLOBAL CUSTODY (Non-US Securities Processing)

Global
Safekeeping Fee		Transaction Fee
Countries	*(in basis points)1	(U.S. Dollars)2
Argentina	17.00	55
Australia	1.50	25
Austria	3.00	40
Bahrain	50.00	140
Bangladesh	50.00	145
Belgium	2.50	35
Bermuda	17.00	70
Botswana	50.00	140
Brazil	12.00	30
Bulgaria	30.00	85
Canada	1.00	10
Chile	20.00	80
China “A” Shares	15.00	80
China “B” Shares	15.00	60
Colombia	50.00	95
Costa Rica	14.00	65
Croatia	25.00	70
Cyprus	15.00	35
Czech Republic	18.00	50
Denmark	2.00	35
Ecuador	30.00	55
Egypt	30.00	85
Estonia	10.00	60
Euromarket/Euroclear3	1.00	10
Euromarket/Clearstream	1.00	10
Finland	3.50	35
France	2.00	30
Germany	1.50	25
Ghana	50.00	140
Greece	9.00	40
Hong Kong	3.00	45
Hungary	20.00	55
Iceland	11.00	35
India	13.00	105
Indonesia	11.00	80
Ireland (Equities)	3.00	33
Ireland (Gov’t Bonds)	1.00	13
Israel	20.00	40
Italy	1.50	35
Ivory Coast	50.00	140
Jamaica	50.00	60
Japan	1.75	20
Jordan	50.00	140
Kazakhstan	53.00	140
Kenya	48.00	140
Latvia	50.00	45
Lebanon	50.00	140
Lithuania	20.00	43
Luxembourg	10.00	80
Malaysia	4.50	45
Malta	20.00	63
Mauritius	25.00	100
Mexico	6.50	30
Morocco	50.00	95
Namibia	50.00	60
Netherlands	2.00	25
New Zealand	2.00	35
Nigeria	50.00	60
Norway	2.50	35
Oman	50.00	140
Pakistan	50.00	140
Peru	50.00	83
Philippines	6.00	60
Poland	15.00	63
Portugal	5.00	50
Qatar	50.00	140
Romania	30.00	80
Russia Equities	40.00	95
Singapore	3.50	45
Slovak Republic	23.00	95
Slovenia	50.00	60
South Africa	2.50	30
South Korea	6.50	45
Spain	2.50	40
Sri Lanka	13.00	70
Swaziland	50.00	60
Sweden	2.00	30
Switzerland	2.00	35
Taiwan	10.00	60
Thailand	5.00	50
Trinidad & Tobago	50.00	53
Tunisia	50.00	53
Turkey	12.50	60
Ukraine	75.00	250
United Kingdom	0.50	10
Uruguay	75.00	83
Venezuela	50.00	140
Zambia	50.00	140
Zimbabwe	50.00	140

Not In Bank/Not in Custody Assets USA4………………………$500 per line per annum

Third Party Foreign Exchange Settlements
$70 per non-USD currency movement

Minimum charges imposed by Agent Banks/Local Administrators
Brazil - 15 basis points for annual administrative charges

Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

Additional Charges
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing

1  Fee is expressed in basis points (b.p.) per annum where 1b.p. equals one hundredth of one percent (i.e. 0.01%) and is calculated based upon month-end market value, unless stated otherwise.

2  A transaction is defined as a receipt or deliver-versus-payment, a free receive or deliver, maturities, or security transaction related to corporate events.

3  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).  NOTE: For all other markets listed above, surcharges may apply if a security is held outside of the local market.

4  This fee will be applicable for assets held on The Bank of New York Mellon’s custody or accounting systems but not held in custody within The Bank of New York Mellon’s network of subcustodian banks and agents

THIRD PARTY SECURITIES LENDING

AUTHORIZATION AND AGREEMENT

Reference is made to that certain Custody Agreement dated as of June 7, 2005 and amended as of April 23, 2008  (the "Custody Agreement") between each Registered Investment Company listed on Exhibit A, as amended from time to time (each is hereinafter referred to as "Customer") and The Bank of New York ("Custodian").  This Third Party Securities Lending Authorization and Agreement hereby supplements and amends the Custody Agreement.  Capitalized terms used but not defined herein shall have the meanings given them in the Custody Agreement.

1.           Please be advised that Customer has appointed Wachovia Bank, N.A. ("Agent") as its agent to lend Securities from the Fund Account(s) (“Account”) maintained by Custodian for Customer and listed on Exhibit A.  Custodian will prepare and deliver to Customer and Agent procedures, including without limitation Custodian's deadlines for receipt of instructions, governing the securities lending transactions contemplated herein (such procedures are hereinafter referred to as the "Third Party Lending Support Operating Guidelines").

2.           It is understood and agreed that Custodian shall not have any responsibility for collateral management in connection with securities loan transactions hereunder.  It shall be Agent's sole responsibility to collect appropriate collateral and verify the sufficiency thereof in connection with transactions initiated by Agent.  Agent may instruct Custodian to receive collateral into the Account(s), or if Customer desires, Custodian will establish and maintain a collateral account (also referred to herein as an "Account") to which collateral may be deposited, subject to execution and delivery to Custodian of such agreements as it may require.

3.           Customer shall cause Agent to furnish to Custodian a Certificate of Authorized Persons (including specimen signatures) identifying all of Agent's officers and employees authorized to give Oral or Written Instructions with respect to the Account(s).  Upon Custodian's receipt of such Certificate, Agent and all such officers and employees shall be deemed to be Authorized Persons for such Accounts.  Customer hereby authorizes and directs Custodian to follow Agent's Oral or Written Instructions concerning the transfer of Securities and/or collateral to or from the Account(s) with deliveries of US Securities to borrowers simultaneously offset by receipt of collateral by the Custodian and collateral disbursed by the Custodian upon simultaneous return of Securities from the borrower.  For foreign securities custodied outside of the United States, Securities shall only be delivered by the Custodian to a borrower if the collateral is received by the Custodian a day in advance.  Collateral will be returned to the borrower by the Custodian the day following receipt by the Custodian of Securities recalled from the borrower or upon termination of a loan.  Custodian shall comply with Agent's Oral or Written Instructions on the Business Day such instructions are received, provided they are received prior to Custodian's deadlines for the same-day processing of such Instructions, and provided further, that such Instructions conform to Custodian's data specifications.  Custodian shall be entitled to rely upon any Oral or Written Instructions from Agent without inquiry, and shall have no duty to monitor any transactions initiated by Agent in connection herewith.  Agent must notify Custodian specifically regarding any partial securities loan closing.  Custodian shall have no responsibility or liability whatsoever as a result of the occurrence of any failed transaction due to a failure by Customer or Agent to comply with Custodian's trade instruction requirements detailed in the Third Party Lending Support Operating Guidelines, including without limitation, Custodian's published cut-off times for receipt of Instructions.

4.           Custodian shall furnish to Customer and Agent on each Business Day a report listing all Securities and funds then held in the Account(s), pending settlement instructions (if any) with respect to such Securities, and such other reports as Customer and Custodian shall agree.  All reports sent to Agent shall be in such format as Customer and Custodian shall agree.  Custodian shall have no responsibility to deliver any Security pursuant to Agent's Oral or Written Instructions if such Security is subject to a pending settlement instruction.  Customer shall be solely responsible for instructing Agent to recall any Security on loan if such Security is required to settle a trade.  Custodian shall have no responsibility or liability in connection with any failed settlement due to a failure by Customer or Agent to cause the timely return of any Security on loan.

5.           Customer will receive corporate action notifications from Custodian (as set forth in the Custody Agreement); provided however, that in order for Customer to receive such notifications in connection with  Securities, Customer agrees that at least one share/one unit of its position in the relevant Securities must remain in an Account.  Customer must advise Custodian of the action to be taken on its position by the deadlines established by Custodian, provided however, that Custodian will process such corporate action instructions only for the Securities that remain in the Account(s).  It shall be Customer's responsibility to advise Agent of the action it has elected for Securities on loan.  If Customer's election results in its right to receive any proceeds (cash or securities) with respect to the loaned position, either Customer or Agent must advise Custodian of this event.  Custodian shall have no responsibility or liability in the event of any discrepancy between the corporate action election delivered to Custodian and that delivered to Agent.  Custodian may in its discretion send Customer reminders concerning elective events affecting loaned Securities even though voting instructions for such positions must be sent directly to Agent.  Customer understands and agrees that Custodian will not provide proxy services on loaned Securities.

6.           Custodian will post income for positions subject to securities loan transactions hereunder in accordance with Custodian's standard income pre-post schedule.  If Custodian does not receive an income payment within two Business Days it may in its discretion reverse the credit.  In the event that such income payment is received after Custodian has reversed the credit (a "Late Payment"), Custodian will credit such Late Payment in the currency in which it is received.  Custodian will not accept "standing instructions" to convert any such Late Payment that is posted in non-U.S. currencies.  Foreign exchange conversions will be processed separately as funds are finally received. Customer shall assume all risks associated with fluctuations in exchange rates affecting income.  Custodian shall not have any responsibility for the collection of any income due but not received for loaned Securities over the "ex" date or record date for the Securities.

7.           Custodian shall have no duties or responsibilities with respect to securities on loan except such duties and responsibilities as are specifically set forth in this Third Party Securities Lending Authorization and Agreement, and no covenant or obligation shall be implied against Custodian in connection herewith.  For purposes of this provision in particular and this Third Party Securities Lending Authorization and Agreement as a whole, Customer agrees that any Service Level Description or Third Party Lending Support Operating Guidelines are simply a description of services and performance guidelines that Custodian shall endeavor to achieve, that the same shall not impose duties or obligations on Custodian beyond those expressly set forth herein, and that Custodian shall not be liable for any discrepancy between its actual performance hereunder and anything contained in such Service Level Description or Third Party Lending Support Operating Guidelines.  Custodian shall be subject to the standard of care set forth in the Custody Agreement.

8.           Customer understands and agrees that Custodian shall not be responsible for any tax reclaims that are due on loaned Securities hereunder.  It is the responsibility of Customer (or its Agent) to collect any tax benefits that may be due to Customer in connection with any such transaction.

9.           All overdrafts and indebtedness in connection with the Account(s) shall be subject to the terms and conditions of the Custody Agreement.  Any account established pursuant to Section 2 hereof shall be deemed to be an "Account" for such purposes.

10.           For its services hereunder, Customer shall pay to the Custodian such fees and expenses as are mutually agreed from time to time.  Custodian agrees to invoice Agent directly for such fees and expenses, it being agreed however, that payment shall remain the responsibility of Customer if Agent does not make payment within 60 days of receipt of invoice.  However, if the invoice is disputed, in good faith, by either the Agent or the Customer, then the payment period shall be tolled and the parties will act in good faith to promptly resolve the disputed invoice.

11.           Customer may rescind the authority granted to Agent hereby at any time upon prior written notice to Custodian.

12.           Except as provided herein, the Custody Agreement shall remain in full force and effect.

On behalf of each Registered Investment
Company listed on Exhibit A, on behalf of
itself or its portfolios

By:  /s/ Richard A. Novak
Title:  Treasurer
Date :  9/3/08

ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK

By:  /s/ illegible signature
Title:  Vice President
Date:  8/28/08

Amendment to
Custody Agreement
between
The Bank of New York
and
The Funds listed on Schedule II to the Custody Agreement, as amended from time to time

This Amendment (the “Amendment”) dated as of November 8, 2007 between The Bank of New York (“Custodian”) and the Funds listed on Schedule II to the Custody Agreement, as amended by Exhibit A attached hereto (each a “Fund”).

WHEREAS, the Federated Capital Reserves Fund, Federated Government Reserves Fund and Federated Municipal Trust (collectively, the “Federated Reserves Funds”), and Custodian, having executed the Custody Agreement dated June 7, 2005, now wish to make certain changes to the Custody Agreement and provisions thereof which provisions the Federated Reserves Funds and Custodian agree shall be deemed by them, and each of them, to be included as of the date of this Amendment within the Custody Agreement as if originally stated therein; and

WHEREAS, the Federated Reserves Funds and the Custodian agree to the addition of the following funds to the Custody Agreement: Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves, and Automated Government Cash Reserves, each a portfolio of Money Market Obligations Trust; Federated Market Opportunity Fund, a portfolio of Federated Equity Funds; and Federated Stock Trust; and

WHEREAS, the Funds’ Board desires to delegate certain of its responsibilities for performing the services set forth in paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5 of the Investment Company Act of 1940 to the Custodian as Foreign Custody Manager and the Custodian agrees to accept such delegation of responsibilities; and

WHEREAS, the Custody Agreement is amended to include a Fee Schedule for non-money market funds;

WHEREAS, the Custody Agreement Fee Schedule for non-money market funds is amended to reduce the interest rate on overdrafts from 2% to 1% and to include a Global Custody Fee Schedule; and

WHEREAS, the Custody Agreement Fee Schedule for money market funds is amended to, include three new money market funds, to reduce the interest rate on overdrafts from 2% to 1% and to include a Global Custody Fee Schedule.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Funds and Custodian hereby agree as follows:

1.           Schedule II of the Custody Agreement and Schedule I of the Joint Trading Account Agreement are each replaced with the Schedule II and Schedule I respectively, attached to this Amendment as Exhibits A and B, respectively.

2.	The Custodian shall serve as Foreign Custody Manager in accordance with the Foreign Custody Management Agreement, attached to this Amendment as Exhibit C.

3.	The Custody Agreement is amended to include a Fee Schedule for non-money market funds, attached to this Amendment as Exhibit D.

4.	The Fee Schedule for non-money market funds is hereby added to the Custody Agreement in the form attached to this Amendment as Exhibit D.

5.
The Fee Schedule for money funds is amended to include Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves, and Automated Government Cash Reserves, each a portfolio of Money Market Obligations Trust, to reduce the interest rate on overdrafts from 2% to 1% above the actual Federal Funds rate at the end of the period and to provide a Global Custody Fee schedule, attached to this Amendment as Exhibit E.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly designated officers below as of the day and year first above written.

ACKNOWLEDGED AND AGREED:
Custodian: THE BANK OF NEW YORK	On behalf of each of the funds indicated on Schedule II of the Custody Agreement, as amended from time to time.

By: /s/ Joseph F. Keenan	By: /s/ Richard A. Novak
Title: Managing Director	Title: Treasurer

EXHIBIT A

CUSTODY AGREEMENT
SCHEDULE II

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust

EXHIBIT B

JOINT TRADING ACCOUNT AGREEMENT
SCHEDULE I

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust

Second Amendment to the Custody Agreement

This Amendment is made as of September 5, 2008 to the Custody Agreement (the “Agreement”) dated June 7, 2005 and amended November 8, 2007 between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendments.

1.           Section 14. “Internal Operating Account” to Article I of the Agreement shall be revised as follows:

14.  “Internal Operating Account” shall mean accounts established by the Custodian at the direction of a Fund to facilitate the intraday transfer of monies to or from the Custodian representing aggregated subscriptions or redemptions for allocation to individual Funds as indicated by the Fund or its agent.

And;

Each Fund and the Custodian hereby amend Article V. Section 1 of the Agreement by replacing the first sentence of the section as follows:

If Custodian should in its sole discretion advance funds on behalf of any Fund which results in an overdraft at the end of any day, because the money held by Custodian in an Account, including an Internal Operating Account, for such Fund shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Fund, as set forth in a Certificate, Instructions or Oral Instructions, or if an overdraft arises in the separate account of a Fund for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if the Fund is for any other reason indebted to Custodian with respect to a Fund, due to borrowing by a Fund from the Custodian, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Fund payable on demand and shall bear interest from the date incurred at a rate per annum as disclosed on the Fee Schedule between the Funds and the Custodian as such Fee Exhibit may be amended from time to time.

2.           Within Exhibit D, the section entitled “Compensating Balance Arrangement” is replaced in its entirety with the following Amended and Restated section entitled “Compensating Balance Arrangement” as attached hereto.

3.           Within Exhibit E, the section entitled “Compensating Balance Arrangement” is replaced in its entirety with the following Amended and Restated section entitled “Compensating Balance Arrangement” as attached hereto.

4.           Each Exhibit A, Exhibit B, and Schedule I to Exhibit C, the Foreign Custody Manager Agreement, are updated to include the following new Funds:

Federated California Municipal Income Fund
Federated New York Municipal Income Fund
Federated North Carolina Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By:  /s/ Richard A. Novak
Name:  Richard A. Novak
Title:  Treasurer

THE BANK OF NEW YORK MELLON

By:  /s/ Bruce L. Baumann
Title:  Vice President

Amended and Restated
Exhibit D

Compensating Balance Arrangement

Each of the Funds listed below and The Bank of New York Mellon have entered into an earnings credit balance arrangement pursuant to which it has been agreed that 90% of any positive balances will be compensated at the 90 day T-Bill rate and 100% of overdrawn balances will be charged at a rate of 1% over the Fed Funds rate.  Monthly, the net resultant credit or charge will be applied to the each Funds’ respective safekeeping fees. Credits that exceed the safekeeping fee may be carried over into the next billing period at the discretion of Custodian.

FUNDS
Federated Stock Trust
Federated Market Opportunity Fund
Federated California Municipal Income Fund
Federated North Carolina Municipal Income Fund
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund

See Fifth Amendment dated 11/13/09 for Compensating Balance Arrangement

Amended and Restated
Exhibit E

Compensating Balance Arrangement

Each Fund listed below and The Bank of New York Mellon (the “Bank”) have entered into a average compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation.

In each instance, Federal Reserve requirements (currently 10%), will be assessed.  Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part on the Bank, in which case the positive balance would be assessed at 100%).  The Funds shall maintain the average compensating balance over quarterly periods (ending March, June, September and December for FGRF, FCRF and FMUTR; and ending February, May, August, and November for AGCR, USTCR and GOTMF).   Average balances will be computed at the end of the quarter.  Net positive balances will receive an earnings credit computed at the daily effective 90 – day T-Bill rate on the last day of a period.  Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period.  Quarterly net credits or charges will be applied to the safekeeping fees. Credits that exceed the safekeeping fee will be carried over into the next billing period but must be applied in a 12 month cycle; all accumulated unapplied credits will expire in the final quarter of the cycle, i.e. in November or December.  However, upon specific request from Fund, Custodian at its discretion may agree to carry forward into the next 12 month cycle any accumulated credits, contingent on their application within a specified time period.

Credits are not redeemable for cash and will expire in the event the relationship with the Funds is terminated.

FUNDS
Federated Capital Reserves Fund (FCRF)
Federated Government Reserve Fund (FGRF)
Federated Municipal Trust Fund (FMUTR)
US Treasury Cash Reserve Fund (USTCR)
Automated Government Cash Reserves (AGCR)
Government Obligations Tax Managed Fund (GOTMF)

Third Amendment to the Custody Agreement

This Amendment is made as of September 8, 2009 to the Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007 and September 5, 2008  between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendments.

1.           Within Exhibit C, the section entitled Schedule II is replaced in its entirety with Amended and Restated Schedule II as attached hereto.

2.           Exhibit D, the fee schedule for non-money market funds, is amended to include a fee for the safekeeping of gold bullion and a transaction charge for settlement of trades involving same with restated Exhibit D as attached hereto.

3.           A Precious Metals Supplement is added as Exhibit F to include provisions for the custody of assets consisting of precious metals held for the Federated Market Opportunity Fund.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By:   /s/ Richard A. Novak
Title:  Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer
Title:  Vice President

Custody Agreement
Schedule II

Federated Stock Trust
Federated Market Opportunity Fund
Federated California Municipal Income Fund
Federated North Carolina Municipal Income Fund
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund

Federated Capital Reserves Fund
Federated Government Reserve Fund
Federated Municipal Trust Fund
US Treasury Cash Reserve Fund
Automated Government Cash Reserves
Government Obligations Tax Managed Fund

See Fourth Amendment adding new funds, effective 10/23/09

Custody Agreement
Amended and Restated
Exhibit C, Schedule II

Specified Countries

Country/Market	Subcustodian(s)
Argentina	Citibank N.A.
Australia	National Australia Bank Limited
Austria	UniCredit Bank Austria AG
Bahrain	HSBC Bank Middle East Limited
Bangladesh	Standard Chartered Bank
Belgium	ING Belgium, SA/NV
Benin	Société Générale de Banques en Côte d’Ivoire
Bermuda	Bank of Bermuda Limited
Botswana	Barclays Bank of Botswana Ltd.
Brazil	Citibank N.A.
Bulgaria	ING Bank N.V.
Burkina Faso	Société Générale de Banques en Côte d’Ivoire
Canada	CIBC Mellon Trust Company
Cayman Islands	The Bank of New York Mellon
Channel Islands	The Bank of New York Mellon
Chile	Banco de Chile
China	HSBC Bank (China) Company Limited
Colombia	Cititrust Colombia S.A.
Costa Rica	Banco BCT
Croatia	Privredna Banka Zagreb d.d.
Cyprus	EFG Eurobank Ergasias S.A.
Czech Republic	ING Bank N.V.
Denmark	Danske Bank
Ecuador	Banco de la Produccion S.A.
Egypt	HSBC Bank Egypt S.A.E.
Estonia	SEB Pank AS
Euromarket	Clearstream Banking Luxembourg S.A.
Euromarket	Euroclear Bank
Finland	Skandinaviska Enskilda Banken
France	BNP Paribas Securities Services
France	CACEIS Bank
Germany	BHF Asset Servicing GmbH
Ghana	Barclays Bank of Ghana Ltd.
Greece	EFG Eurobank Ergasias S.A.
Guinea Bissau	Société Générale de Banques en Côte d’Ivoire
Hong Kong	HSBC Ltd.
Hungary	ING Bank N.V.
Iceland	New Landsbanki Islands
India	Deutsche Bank AG
Indonesia	HSBC Ltd.
Ireland	The Bank of New York Mellon
Israel	Bank Hapoalim B.M.
Italy	Intesa Sanpaolo S.p.A
Ivory Coast	Société Générale de Banques en Côte d’Ivoire
Japan	Mizuho Corporate Bank Ltd. (MHCB)
Japan	The Bank of Tokyo – Mitsubishi UFJ Ltd.
Jordan	HSBC Bank Middle East Ltd.
Kazakhstan	HSBC Kazakhstan
Kenya	Barclays Bank of Kenya Ltd.
Kuwait	HSBC Bank Middle East Ltd.
Latvia	AS SEB banka
Lebanon	HSBC Bank Middle East Ltd.
Lithuania	SEB Bankas
Luxembourg	Banque et Caisse d’Epargne de l’Etat (BCEEL)
Malaysia	HSBC Bank Malaysia Berhad
Mali	Société Générale de Banques en Côte d’Ivoire
Malta	HSBC Bank Malta plc
Mauritius	HSBC Ltd.
Mexico	Banco Nacional de Mexico (BANAMEX)
Morocco	Citibank Maghreb
Namibia	Standard Bank Namibia Ltd
Netherlands	BNY Mellon Asset Servicing BV
New Zealand	National Australia Bank
Niger	Société Générale de Banques en Côte d’Ivoire
Nigeria	Stanbic IBTC Bank Plc
Norway	DnB NOR Bank ASA
Oman	HSBC Bank Middle East Ltd.
Pakistan	Deutsche Bank AG
Palestinian Autonomous Area	HSBC Bank Middle East Ltd.
Peru	Citibank del Peru, S.A.
Philippines	HSBC Ltd.
Poland	ING Bank Slaski
Portugal	Banco Comercial Portugues
Qatar	HSBC Bank Middle East Ltd.
Romania	ING Bank N.V.
Russia	ING Bank (Eurasia)
Saudi Arabia	SABB Securities Limited
Senegal	Société Générale de Banques en Côte d’Ivoire
Serbia	UniCredit Bank Austria AG
Singapore	DBS Bank Ltd.
Singapore	United Overseas Bank Ltd.
Slovak Republic	ING Bank N.V.
Slovenia	UniCredit Banka Slovenia d.d.
South Africa	Standard Bank of South Africa
South Korea	HSBC Ltd.
Spain	Banco Bilbao Vizcaya Argentaria S.A. (BBVA)
Spain	Santander Investment S.A.
Sri Lanka	HSBC Ltd.
Swaziland	Standard Bank Swaziland Ltd
Sweden	Skandinaviska Enskilda Banken
Switzerland	Credit Suisse
Taiwan	Standard Chartered Bank (Taiwan) Ltd. / HSBC
Thailand	Bangkok Bank Public Company Ltd.
Thailand	HSBC Ltd
Togo	Société Générale de Banques en Côte d’Ivoire
Trinidad & Tobago	Republic Bank Ltd.
Tunisia	Banque Internationale Arabe de Tunisie
Turkey	Deutsche Bank AS
Ukraine	ING Bank Ukraine
United Arab Emirates	HSBC Bank Middle East Ltd.
United Kingdom	Deutsche Bank AG
United Kingdom	The Bank of New York Mellon
United States	The Bank of New York Mellon
Uruguay	Banco Itaú Uruguay S.A.
Venezuela	Citibank N.A.
Vietnam	HSBC Bank (Vietnam) Ltd
Zambia	Barclays Bank of Zambia Ltd
Zimbabwe	Barclays Bank of Zimbabwe Ltd

Custody Agreement
Amended and Restated
Exhibit D
Non-Money Market Funds Fee Schedule

Domestic Custody (U.S. Securities Processing)

Safekeeping, Income Collection, Transaction Processing, Account Administration
0.25           of a basis point per annum on the average net assets of the Fund.

GGold Bullion Safekeeping – at the following rates, minimum $75,000 per annum:
$20           per 400oz bar per month
$10           per 100oz bar per month

U.S. Security Transaction Charges (per transaction):
$4.50           DTC/FRB Book Entry Settlements
$4.00           Repurchase Agreements (each leg)
$5.00           Time Deposits
$5.00           Maturities
$20.00                      Physical Settlements, Euroclear, Options, and Futures Transactions
$5.00           Paydowns
$4.00           Wire Transfers/Checks (not related to securities settlements)
$2.00           Interfund/Account Transactions

Gold Bullion Transaction Charges
$  5           per receipt trade
$20           per delivery per 400oz bar
$10           per delivery per 100oz bar

Manual Instruction Surcharge
Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

Out-of-Pocket Expenses
In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred.  These charges would include but are not limited to:
•	Securities pricing
•	Custom electronic interfaces and/or programming beyond normal and customary system development associated with conversion.
•
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

Global Custody (non-U.S. securities processing)

	Global
	Safekeeping Fee	Transaction Fee5
Countries	*(in basis points)6	(U.S. Dollars)
Argentina	17.00	55
Australia	1.50	25
Austria	3.00	40
Bahrain	50.00	140
Bangladesh	50.00	145
Belgium	2.50	35
Bermuda	17.00	70
Botswana	50.00	140
Brazil	12.00	30
Bulgaria	30.00	85
Canada	1.00	10
Chile	20.00	80
China “A” Shares	15.00	80
China “B” Shares	15.00	60
Colombia	50.00	95
Costa Rica	14.00	65
Croatia	25.00	70
Cyprus	15.00	35
Czech Republic	18.00	50
Denmark	2.00	35
Ecuador	30.00	55
Egypt	30.00	85
Estonia	10.00	60
Euromarket/Euroclear7	1.00	10
Euromarket/Clearstream	1.00	10
Finland	3.50	35
France	2.00	30
Germany	1.50	25

5 A transaction is defined as a receipt or deliver-versus-payment, a free receive or deliver, maturities, or security transaction related to corporate events.

6 Fee is expressed in basis points (b.p.) per annum where 1b.p. equals one hundredth of one percent (i.e. 0.01%) and is calculated based upon month-end market value, unless stated otherwise.

7 Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).  NOTE: For all other markets listed above, surcharges may apply if a security is held outside of the local market.

	Global
	Safekeeping Fee	Transaction Fee
Countries	*(in basis points)	(U.S. Dollars)
Ghana	50.00	140
Greece	9.00	40
Hong Kong	3.00	45
Hungary	20.00	55
Iceland	11.00	35
India	13.00	105
Indonesia	11.00	80
Ireland (Equities)	3.00	33
Ireland (Gov’t Bonds)	1.00	13
Israel	20.00	40
Italy	1.50	35
Ivory Coast	50.00	140
Jamaica	50.00	60
Japan	1.75	20
Jordan	50.00	140
Kazakhstan	53.00	140
Kenya	48.00	140
Latvia	50.00	45
Lebanon	50.00	140
Lithuania	20.00	43
Luxembourg	10.00	80
Malaysia	4.50	45
Malta	20.00	63
Mauritius	25.00	100
Mexico	6.50	30
Morocco	50.00	95
Namibia	50.00	60
Netherlands	2.00	25
New Zealand	2.00	35
Nigeria	50.00	60
Norway	2.50	35
Oman	50.00	140
Pakistan	50.00	140
Peru	50.00	83
Philippines	6.00	60
Poland	15.00	63
Portugal	5.00	50
Qatar	50.00	140
Romania	30.00	80
Russia Equities	40.00	95
	Global
	Safekeeping Fee	Transaction Fee
Countries	*(in basis points)	(U.S. Dollars)
Singapore	3.50	45
Slovak Republic	23.00	95
Slovenia	50.00	60
South Africa	2.50	30
South Korea	6.50	45
Spain	2.50	40
Sri Lanka	13.00	70
Swaziland	50.00	60
Sweden	2.00	30
Switzerland	2.00	35
Taiwan	10.00	60
Thailand	5.00	50
Trinidad & Tobago	50.00	53
Tunisia	50.00	53
Turkey	12.50	60
Ukraine	75.00	250
United Kingdom	0.50	10
Uruguay	75.00	83
Venezuela	50.00	140
Zambia	50.00	140
Zimbabwe	50.00	140

Not In Bank/Not in Custody Assets USA8 ………………………$500 per line per annum

Third Party Foreign Exchange Settlements
$70 per non-USD currency movement

Minimum charges imposed by Agent Banks/Local Administrators
Brazil - 15 basis points for annual administrative charges

Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

Additional Charges
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

Earnings Credit Arrangement
Each of the Funds listed below and The Bank of New York Mellon have entered into an earnings credit balance arrangement pursuant to which it has been agreed that 90% of any positive balances will be compensated at the 90 day T-Bill rate and 100% of overdrawn balances will be charged at a rate of 1% over the Fed Funds rate.  Monthly, the net resultant credit or charge will be applied to the each Funds’ respective safekeeping fees. Credits that exceed the safekeeping fee may be carried over into the next billing period at the discretion of the Custodian.

FUNDS
Federated Stock Trust
Federated Market Opportunity Fund
Federated California Municipal Income Fund
Federated North Carolina Municipal Income Fund
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund

See Fourth Amendment adding new funds, effective 10/23/09

8 This fee will be applicable for assets held on The Bank of New York Mellon’s custody or accounting systems but not held in custody within The Bank of New York Mellon’s network of subcustodian banks and agents.

Custody Agreement
Exhibit F
PRECIOUS METALS SUPPLEMENT

(Precious Metals Physically Held in the USA)

In addition to the provisions of that certain Global Custody Agreement dated as of June 7, 2005, as amended, pursuant to which the registered investment company, the Federated Market Opportunity Fund, (the “Customer”) has appointed The Bank of New York Mellon, formerly known as The Bank of New York (the “Custodian”) as its custodian of securities and cash and to perform related services (the “Agreement”), the following provisions shall apply to the custody of assets consisting of precious metals.

ARTICLE I
APPOINTMENT OF CUSTODIAN; CUSTODIAL SERVICES TO BE PROVIDED BY SUBCUSTODIAN

1.      Customer hereby appoints the Custodian as custodian to hold and maintain certain property consisting of the metals described in the attached Addendum A (the “Precious Metals”) and which are specified in each authenticated trade instruction sent by the Customer or it’s Authorized Representative to the Custodian.

2.      Custodian hereby accepts appointment as such custodian of Precious Metals and agrees to perform its duties in respect thereof pursuant to the provisions of this Supplement. Customer acknowledges that Custodian shall utilize the services of one or more subcustodians, identified to Customer from time to time (each, for purposes of this Supplement, a “Subcustodian”), to serve as warehouseman of the Precious Metals held hereunder.  Precious Metals held through a Subcustodian shall be held subject to the terms and conditions of Custodian’s agreement with such Subcustodian.  Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian. In the event Custodian selects a replacement Subcustodian, Custodian shall not utilize such replacement Subcustodian until after providing Customer with commercially reasonable notice.

ARTICLE II
RESPONSIBILITIES OF CUSTODIAN AND SUBCUSTODIANS

1.      Custodian shall receive, hold and keep the Precious Metals at a secure facility maintained by a Subcustodian which shall be identified to Customer from time to time (the “Secure Facility”).

2.      Custodian shall be responsible for the safekeeping of the Precious Metals in the form and condition in which they are delivered to its Subcustodian acting as its warehouseman. Custodian shall cause the Subcustodian to keep the Precious Metals held for Customer hereunder separately identified and segregated and to maintain records identifying the Precious Metals belonging to Customer.

3.      Custodian shall provide Customer with reporting by a means agreed between the parties detailing Precious Metals received, delivered and held at the Subcustodian. Customer agrees that it shall promptly review all such statements and shall advise Custodian of any error, omission or inaccuracy therein within a commercially reasonable time.

4.      Custodian shall cause the Subcustodian it designates to take delivery of Precious Metals from Customer and to acknowledge receipt from Customer of the Precious Metals.  The Subcustodian may, at its option, record certain specifications indicated on the Precious Metals.  It is understood and agreed that neither Custodian nor its Subcustodians are responsible for the authenticity of markings on or for the weight, fineness or contents of any of the Precious Metals, delivered to them by Customer or a third party for the account of Customer.

5.      Custodian shall maintain insurance protection covering the Custodian’s duties and activities hereunder in such amounts and insuring against such risks as Custodian deems reasonable and appropriate under the circumstances.  Subcustodians may maintain such insurance in regard to their business on such terms as they consider appropriate, but the Custodian shall have no liability for the terms or sufficiency of the insurance maintained by any Subcustodian or for the failure of any Subcustodian to maintain insurance.

ARTICLE III
DELIVERY OF PRECIOUS METALS TO, AND WITHDRAWAL OF PRECIOUS METALS FROM, CUSTODY

1.      Each delivery of Precious Metals to be held in custody in accordance with this Supplement shall be made pursuant to an authenticated trade instruction sent by the Customer or its Authorized Representative to the Custodian. Such instruction must be received by the published trade instruction deadlines and by the agreed communication method. Such instruction shall be acknowledged by the Custodian.  The authorized trade instruction shall identify the Precious Metal to be delivered, in such customary manner as specified by the Custodian, and the delivery date, and the Custodian’s acknowledgment shall identify the Subcustodian and Secure Facility to which the Customer shall deliver the Precious Metal.  Delivery shall be made only to the Secure Facility of the Subcustodian designated by the Custodian.  Customer acknowledges and agrees that neither the Custodian nor the Subcustodian has any responsibility or liability for any loss, damage or destruction of any Precious Metals prior to the time the Subcustodian identified by the Custodian accepts the care, custody and control of the Precious Metals at the specified Subcustodian’s Secure Facility, and Customer hereby releases Custodian and each Subcustodian from any responsibility or liability prior to the time the Subcustodian identified by the Custodian accepts the care, custody and control of the Precious Metals.  In the event the Precious Metal delivered to the Subcustodian differs from the identification provided by the Customer, the Custodian shall endeavor promptly to notify the Customer.  Neither the Custodian nor any Subcustodian shall be liable for any loss resulting from the failure of the Precious Metal actually delivered to conform to the identification provided by the Customer in the authorized trade instruction.

2.  Each withdrawal of Precious Metals from custody in accordance with this Supplement shall be made pursuant to an authenticated trade instruction sent by the Customer or its Authorized Representative to the Custodian. Such instruction must be received by the published trade instruction deadlines and by the agreed communication method. Such instruction shall be acknowledged by the Custodian. The authorized trade instruction shall identify the Precious Metal to be withdrawn, in such customary manner as specified by the Custodian, and the delivery date and the Custodian’s acknowledgment shall identify the Subcustodian and Secure Facility from which the Customer shall take delivery of the Precious Metal. Customer must collect or arrange for the collection of the Precious Metal being withdrawn from the Subcustodian having physical possession thereof.  All risk in and to the Precious Metal withdrawn shall pass at the specified Secure Facility at the time Customer or its Authorized Representative acknowledges receipt.

3.      Customer shall be responsible for all expenses associated with the delivery and withdrawal of Precious Metals to and from the Secure Facility, as well as all insurance, safekeeping, security and secure transport arrangements for the Precious Metals while either in storage outside the terms of this agreement or in transit to or from the Custodians appointed Subcustodian.  Customer shall pay or reimburse the Custodian from time to time for any taxes or other governmental charges payable, and actually paid, by Custodian upon storage or transfer of the Precious Metals made hereunder.

4.      If, in Custodian’s opinion, any authenticated trade instruction is unclear or ambiguous, Custodian shall endeavor to obtain clarification from Customer.  In the absence of such clarification Custodian may, in its absolute discretion, either (i) decline to take action until clarification is received or (ii) act on what it believes, in good faith, to be such instruction.

ARTICLE IV
CONCERNING CUSTODIAN

Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against Customer, except those Losses arising out of Custodian’s own negligence or willful misconduct.  Custodian shall have no liability whatsoever for the action or inaction of any commodities exchange. With respect to any Losses incurred by Customer as a result of the acts or failures to act by a Subcustodian acting as warehouseman hereunder, Custodian shall take appropriate action to recover such Losses, and Custodian’s liability shall be limited to the amount recovered net of Custodian’s costs and expenses.  In no event shall Custodian be liable to Customer or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Supplement.

ARTICLE V
MISCELLANEOUS.

The provisions of this Supplement shall apply solely with respect to the custody of Precious Metals.  All provisions of the Agreement shall nevertheless remain in full force and effect with respect to assets held pursuant to this Supplement, and all capitalized terms and provisions contained in the Agreement shall be read so as to apply fully to the services and activities contemplated by this Supplement; provided, that in the event of any conflict between the provisions of the Agreement and the provisions of this Supplement, the provisions of this Supplement shall control.

Federated Equity Funds on behalf of its
Dated:Federated Market Opportunity Fund

/s/ Richard A. Novak
By: Richard A. Novak
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer
Title: Vice President

Precious Metals Supplement
Addendum A

Gold Bullion

Fourth Amendment to the Custody Agreement

This Amendment is made as of October 23, 2009 to the Custody Agreement (as amended, the “Custody Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, and September 8, 2009 between the Funds listed on Schedule II to the Custody Agreement (each a "Fund") and The Bank of New York Mellon (the "Custodian").

RECITALS

WHEREAS, the custody of the securities, cash and other portfolio assets of the funds specified in this Amendment are being converted to the Custodian as of the close of business on October 23, 2009;

WHEREAS, the parties agree that the list of Funds that are parties to the Custody Agreement is set forth on Schedule II to the Custody Agreement (which has been amended and attached as Exhibit A to prior amendments to the Custody Agreement) (“Schedule II to the Custody Agreement” or “Exhibit A”), and the parties desire to amend the list of Funds to add the funds specified in this Amendment;

WHEREAS, the parties agree that the list of Funds that are parties to the Joint Trading Account Custody Agreement, which is part of the Custody Agreement, is set forth on Schedule I to the Joint Trading Account Custody Agreement (which has been amended and attached as Exhibit B to prior amendments to the Custody Agreement) (“Schedule I to the Joint Trading Account Agreement” or “Exhibit B”), and the parties desire to amend the list of Funds to add the funds specified in this Amendment;

WHEREAS, the parties agree that the list of Funds that are parties to the Foreign Custody Agreement, which is part of the Custody Agreement, is set forth on Schedule I to the Foreign Custody Agreement (which has been attached as Exhibit C to in prior amendments) (“Schedule I to Foreign Custody Agreement” or “Exhibit C”), and the parties desire to amend the list of Funds to add the funds specified in this Amendment; and

WHEREAS, the parties agree that the Fee Schedule for Non-Money Market Funds, which is part of the Custody Agreement (which has been attached as Exhibit D in prior amendments (“Fee Schedule for Non-Money Market Funds” or “Exhibit D”), will apply to the funds specified herein, and the parties desire to add the funds specified in this Amendment to the funds subject to the Fee Schedule for Non-Money Market Funds.

AMENDMENT

NOW THEREFORE, intending to be legally bound, each of the Funds and the Custodian agree to the following amendments:

Each of Schedule II to the Custody Agreement (or Exhibit A), Schedule I to the Joint Trading Account Agreement (or Exhibit B), Schedule I to the Foreign Custody Agreement (or Exhibit C), and the Fee Schedule for Non-Money Market Funds (or Exhibit D) shall be, and hereby are, amended and updated to include the following new Funds:

Federated Municipal Securities Fund, Inc.
Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust
Federated Michigan Intermediate Municipal Trust, a portfolio of Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund, a portfolio of Federated Municipal Securities Income Trust

The agreements referenced herein shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

ON BEHALF OF EACH OF THE FUNDS INDICATED ON SCHEDULE II OF THE CUSTODY AGREEMENT, AS AMENDED FROM TIME TO TIME

By: /s/ Richard A. Novak
Title:  Treasurer

THE BANK OF NEW YORK MELLON

By:  /s/ Andrew Pfeiffer
Title:  Vice President

Fifth Amendment to the Custody Agreement

This Amendment is made as of November 13, 2009 to the Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, and October 23, 2009  between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

Recitals

WHEREAS, the parties agree that the Fee Schedule for Money Market Funds, which is part of the Custody Agreement, which has been attached as Exhibit E in prior amendments (“Fee Schedule for Money Market Funds” or “Exhibit E”), will apply to the funds specified herein.

Amendment

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendments.

Within Exhibit E, the section entitled “Compensating Balance Arrangement” is replaced in its entirety with Amended and Restated Exhibit E as attached hereto.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By:  /s/ Richard A. Novak
Title:  Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Peter D. Holland
Title: Managing Director

Amended and Restated
Exhibit E

Compensating Balance Arrangement

Each Fund listed below and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed.  Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part on the Bank, in which case the positive balance would be assessed at 100%).  The Funds shall maintain the average compensating balance over quarterly periods (ending March, June, September and December for FGRF, FCRF and FMUTR; and ending February, May, August, and November for AGCR, USTCR and GOTMF).   Average balances will be computed at the end of the quarter.  Net positive balances will receive an earnings credit computed at the daily effective 90 – day T-Bill rate on the last day of a period.  Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period.  Quarterly net credits or charges will be applied to the safekeeping fees. Credits that exceed the safekeeping fee will be carried over into the next billing period but must be applied in a 12 month cycle; all accumulated unapplied credits will expire in the final quarter of the cycle, i.e. in November or December.  However, upon specific request from the Fund, Custodian at its discretion may agree to carry forward into the next 12 month cycle any accumulated credits, contingent on their application within a specified time period.

Credits are not redeemable for cash and will expire in the event the relationship with the Funds is terminated.

Maximum Daily Balances (“MDB”) limits have been determined for each fund.  On days where the Funds exceed their MDBs, interest will be credited on 90% of the excess balance at the 90-day T-Bill rate or charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB’s were exceeded.

Maximum Daily Balance +/- $175 million
US Treasury Cash Reserves Fund (USTCR)
Government Obligations Tax Managed Fund (GOTMF)

Maximum Daily Balance +/- $75 million
Federated Municipal Trust Fund (FMUTR)

Maximum Daily Balance +/- $25 million
Federated Capital Reserves Fund (FCRF)
Federated Government Reserves Fund (FGRF)
Automated Government Cash Reserves (AGCR)

 Schedule II

Federated Capital Reserves Fund
Federated Government Reserve Fund
Federated Municipal Trust Fund
US Treasury Cash Reserve Fund
Automated Government Cash Reserves
Government Obligations Tax Managed Fund

Sixth Amendment to the Custody Agreement

This Amendment is made as of January 13, 2010 to the Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008,  September 8, 2009, October 23, 2009, and November 13, 2009 between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendment.

Each Exhibit A (“Schedule II to the Agreement”), Exhibit B (“Joint Trading Account Agreement Schedule I”), and Exhibit D (“Fee Schedule for Non-Money Market Funds”) is updated to include the following new Fund:

Federated Enhanced Treasury Income Fund

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By:  /s/ Richard A. Novak
By:  Richard A. Novak
Title:  Treasurer

THE BANK OF NEW YORK MELLON

By:  /s/ Peter D. Holland
By:  Peter D. Holland
Title:  Managing Director

Amended and Restated
Custody Agreement
Schedule II

Federated Stock Trust
Federated Market Opportunity Fund
Federated California Municipal Income Fund
Federated North Carolina Municipal Income Fund
Federated New York Municipal Income Fund
Federated Ohio Municipal Income Fund
Federated Pennsylvania Municipal Income Fund
Federated Municipal Securities Fund
Intermediate Municipal Trust Fund
Michigan Intermediate Municipal Trust Fund
Federated Municipal High Yield Advantaged Fund
Federated Enhanced Treasury Income Fund

Federated Capital Reserve Fund
Federated Government Reserves Fund
Federated Municipal Trust Fund
US Treasury Cash Reserves Fund
Automated Government Cash Reserves
Government Obligations Tax Managed Fund